UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to SECTION 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2012

ASSOCIATED MATERIALS, LLC

(Exact name of registrant as specified in its charter)

Delaware	000-24956	75-1872487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3773 State Road, Cuyahoga Falls, Ohio		44223
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (330) 929-1811

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Associated Materials, LLC will conduct its first quarter 2012 earnings conference call on Friday, May 18, 2012 at 11:00 a.m. Eastern Time. The call will be available for telephone dial-in and will be broadcast live over the Internet.

Where:	Live over the Internet: www.associatedmaterials.com

Log on to www.associatedmaterials.com, click on Investor Information, and then click on the Conference Call icon, which will appear at the top of the Overview page and at the top of the Calendar of Events page.

Conference call dial-in number: (866) 469-0038

Conference call identification number to join the call: 81975947

Contact:	Sherry Wharton (330) 922-2033

The call will be available for replay on both the above website and at either of the following numbers with the above conference call identification number through May 25, 2012: (855) 859-2056 or (404) 537-3406.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: May 15, 2012	ASSOCIATED MATERIALS, LLC

	By:	/s/ Paul Morrisroe
Paul Morrisroe
Senior Vice President, Chief Financial Officer and Secretary